Semiannual Report



               INTERNATIONAL
               STOCK FUND

               --------------
               APRIL 30, 1998
               --------------





 T. ROWE PRICE

  REPORT HIGHLIGHTS
  -----------------
  International Stock Fund

 . International stocks were strong overall for the six months ended April 30, 1998, led by European markets.

 . The fund posted solid, double-digit returns for the 6- and 12-month periods, but lagged the EAFE benchmark and Lipper peer group average.

 . The growth stocks we favor tended to underperform as investors sought cyclicals and restructuring situations.

 . Two-thirds of fund assets were invested in Europe, slightly more than one-fifth in Asia, and the balance in Latin America and a small cash reserve.

 . We believe our growth stock approach and broad regional diversification will continue to reward investors over time.

FELLOW SHAREHOLDERS


International stock markets were strong as a group, and your fund provided a solid return for the six months under review. Exceptional gains in Europe more than offset weakness in the Pacific Rim markets. As in the U.S., large-cap stocks continued to lead.


Returns were good for both the 6- and 12-month periods ended April 30, due largely to the portfolio's exposure to the powerful European markets. However, results were slightly behind the Morgan Stanley Capital International Europe Australasia Far East (EAFE) Index and the Lipper International Funds Average. Some of our competitors have pushed their weightings in Europe to extreme levels and are virtually absent from the Pacific stock markets. While your fund was relatively underweighted in Europe, we believe our strategy of broad regional diversification will continue to benefit shareholders over time. We also maintained our preference for quality growth stocks, which underperformed other equity sectors.

----------------------------------------------------------------
  PERFORMANCE COMPARISON
----------------------------------------------------------------

  Periods Ended 4/30/98               6 Months    12 Months
----------------------------------------------------------------

  International Stock Fund              14.80%     16.86%
 ................................................................

  MSCI EAFE Index                       15.59      19.23
 ................................................................

  Lipper International
  Funds Average                         16.26      20.89
 ................................................................

An important theme in world markets was the focus on recovering cyclicals and restructuring stories, and a number of our growth favorites were left behind. A typical example would be the financial sector. This is not a natural home for the growth stock investor but, just as in the U.S., the sector has led a number of European markets, driven by a steady stream of merger and acquisition stories. The financial sector is one of the largest in most European markets, and our underweighting, although reduced significantly during the six months, has been uncomfortable. Another factor in stock selection was our use of medium- and smaller-capitalized companies, many of which are only minor components of the index. We find growth much more attractively valued in such stocks but, again, our choices trailed local indices during a period where most of the action has been in large companies.

International stock markets recovered well following the Southeast Asian crisis of late last year. European markets took the lead, driven

-------------------------------------------------
1999: THE YEAR OF THE EURO
-------------------------------------------------

On the first business day of 1999, several major European countries will officially inaugurate the European Economic and Monetary Union (EMU) and adopt the euro as a single European currency backed by the European Central Bank. The event could be one of the most significant financial developments of the century, creating a vast economic and currency bloc equal to the U.S. in size and power. Since the EMU has far-reaching implications for investors and funds with exposure to European securities, it is important for you to understand what is taking place.

The currencies of the original participating countries will become fixed rate units of the euro, much the same as the nickel, dime, quarter, and half dollar are denominations of the U.S. dollar. The exchange rates versus the euro were set in May and will officially be determined by the end of 1998.

   Country        Currency    Euro Rate
-------------------------------------------------
   Austria        Schilling       13.91
 .................................................
   Belgium        Franc           40.78
 .................................................
   Finland        Mark             6.01
 .................................................
   France         Franc            6.63
 .................................................
   Germany        Mark             1.98
 .................................................
   Ireland        Punt             0.80
 .................................................
   Italy          Lira          1958.00
 .................................................
   Luxembourg     Franc           40.78
 .................................................
   Netherlands    Guilder          2.23
 .................................................
   Portugal       Escudo         202.70
 .................................................
   Spain          Peseta         168.20
 .................................................
   Source: The Wall Street Journal, May 4, 1998

Beginning in January 1999, some European holdings will be redenominated in euros, particularly government securities. The face value of other investments might remain in the existing national currencies for a time, but they will be priced, settled, and valued in euros by stock exchanges and other agencies. Thus, some of the European holdings in your funds will be valued in euros.

This will not affect the investment value of your funds in U.S. dollar terms, since the euro will be converted into the dollar in the same way deutschemarks, francs, lire, and other European currencies are currently converted at the prevailing exchange rates.

During the transition period, which lasts from January 1, 1999, until June 30, 2002, other countries that have moved to adopt the economic terms of the Maastricht Treaty of 1993 will be able to participate in the EMU. The primary criteria for joining are:

 . a sustainable budget deficit less than 3% of GDP;

 . public debt less than 60% of GDP;

 . low inflation and interest rates; and

 . no currency devaluations within two years of application.

Some of the original participants are not totally compliant with these terms but are expected to embrace them by 2002. Countries joining later may have to be in strict accord before entering the EMU, or at least be well along the path to achieving them. So far, the transition seems to be progressing smoothly, but there has been resistance to some of the more stringent terms. French Socialists, in particular, would prefer to maintain heavy government subsidies for social programs. Therefore, the jury is still out on whether complete economic and monetary convergence will be attained as planned.

Assuming all goes well, the national currencies of participating countries will cease to exist and all accounting will be in euros following the transition period. However, regardless of whether or not full convergence is realized on the date specified, we do not expect pricing in euros to have any special impact on the value of your investment. Of course, problems could develop that might be unfavorable for the fund, but we do not anticipate them at this time.


This supplements the prospectus dated March 1, 1998.

by signs of economic recovery on the Continent and continued corporate activity. Even the Pacific markets rallied at the beginning of the calendar year, but in recent months they faded again as the economy in Japan failed to recover and the secondary effects of the Southeast Asian crisis began to emerge. Major Latin American stock markets were strong but others were weak as some of the economic reforms stalled and the emerging market label impaired sentiment.



INVESTMENT REVIEW


Europe

Stock markets in Europe performed strongly during the past six months. The goal of monetary union took a step closer to reality with 11 of the member states achieving Maastricht economic convergence criteria, thereby agreeing to link their currencies as a precursor to the introduction of the euro in 1999. Only Greece failed the Maastricht test and the remaining three states--U.K., Sweden, and Denmark--have opted out of European Monetary Union (EMU) for the time being. Perhaps more important than the symbolism, preparation for monetary union has required key European economies to adopt far stronger fiscal measures than would otherwise have been the case. Equally important, these economies are at about the same point in their economic cycles, which means that a common monetary policy stands a better chance of success. Aside from the rising optimism about EMU, the combination of moderate inflation, steadily improving economic activity, and the realization that Europe is relatively immune to the Asian crisis all contributed to the strengths of European bourses.

----------------------------------------------------------------
  MARKET PERFORMANCE
----------------------------------------------------------------

  Six Months         Local       Local Currency      U.S.
  Ended 4/30/98   Currency     vs. U.S. Dollars    Dollars
----------------------------------------------------------------
  France            42.66%                -4.35%    36.45%
 ................................................................
  Germany           36.45                 -4.09     30.87
 ................................................................
  Hong Kong         -9.43                 -0.21     -9.62
 ................................................................
  Italy             54.01                 -4.62     46.90
 ................................................................
  Japan             -1.11                 -8.98     -9.99
 ................................................................
  Mexico            15.25                 -0.98     14.12
 ................................................................
  Netherlands       25.96                 -3.95     20.99
 ................................................................
  Singapore         -2.54                 -0.66     -3.18
 ................................................................
  Sweden            29.12                 -3.29     24.88
 ................................................................
  Switzerland       35.37                 -6.90     26.03
 ................................................................
  United Kingdom    23.74                 -0.29     23.38
 ................................................................
  Source: FAME Information Services, Inc.; using MSCI indices.

Turning to individual countries, the U.K. economy continues to be ahead of the cycle in Continental Europe. In fact, it has remarkable similarities to the U.S. in the sense that steady growth has not yet triggered inflation despite some signs of overheating in the economy. This is partly due to the strength of sterling, which in turn has suppressed exports, but consumer expenditure has been remarkably buoyant. This has left the Bank of England, which is now independently responsible for monetary policy, with something of a dilemma. If it raises interest rates to moderate the domestic economy, sterling will rise further, putting the export sector under even more pressure. Conversely, any decline in interest rates will help manufacturers but will run the risk of further stimulating the buoyant consumer sector. Faced with this dilemma, the Bank's policy committee remains split, but it is probably right to do nothing until the outlook clears a little more.

                           (PIE GRAPH APPEARS HERE)

--------------------------
GEOGRAPHIC DIVERSIFICATION
--------------------------

Europe          67%

Japan           16%

Latin America    7%

Pacific Rim      6%

Other and
Reserves         4%

Based on net assets as of 4/30/98

The stock market performed well with attention focused on the service sector, whereas the export companies were held back by the strength of sterling. The financial sector led the way and our position in National Westminster Bank, currently the portfolio's largest holding, recovered lost ground against its peers. Although not part of the merger and acquisition activity, a heavy cost-cutting program at this bank caught the investor's eye. Two other large U.K. holdings, Glaxo Wellcome and SmithKline Beecham, made headlines when they announced a merger that would have created the largest pharmaceutical company outside the U.S. Unfortunately, the merger aborted over the inability of management to agree on key executive positions in the new combine, and it was frustrating to see stock prices slide away.

In Germany the economy continued to recover steadily led by the export sector. Unemployment has started to edge down but is still high compared with historical levels, and this has undermined consumer confidence. Interest rates remained stable despite the weakness of the deutschemark. Politics have attracted increased attention in Germany with the Social Democratic Party electing Gerhard Schroeder as its candidate for Chancellor, whereas Chancellor Kohl's Christian Democrats performed very poorly in recent provincial elections. There are general elections in September and it looks as though Mr Kohl's long tenure as Chancellor might end. Buoyed by signs of recovery and stable interest rates, the German market did well. Although the portfolio is underweighted in Germany, a number of our larger holdings such as business software suppliers SAP aided results.

In the Netherlands, our overweighting has not worked well. Publishing companies Wolters Kluwer and Elsevier, two important holdings, have underperformed since they abandoned their merger earlier this year. Both companies pursued a successful strategy of acquiring smaller publishers; together they would have been a formidable force, but separately they are likely to compete with each other as smaller publishers are bought out by their larger rivals. At least ING Groep, the financial holding company, participated in Europe's booming financial sector, and the musical publisher Polygram powered ahead as parent Philips Electronics announced it was considering a spinoff.

France is showing signs of recovery from its awkward mix of high unemployment, low growth, but a steady trade surplus. Some moderate reflation looks like the obvious answer but labor rigidities remain a formidable obstacle. With France one of the largest of the new EMU countries, monetary policy will now lie in the hands of the new European Central Bank, and this will ensure that an external discipline pushes domestic reform. Despite this dull economic background, the stock market was one of the leaders in Europe and our overweighting here was helpful. Strong performance was seen in financial conglomerate AXA, retailer Pinault-Printemps, and caterer Sodexho, which has recently announced a tie-in with Marriott to gain access to the U.S. market and improve economies of scale.

In Switzerland, the trend was similar to other markets with pharmaceuticals such as Novartis and Roche Holdings lagging the market, but we did have a large position in Credit Suisse Group. Employment services company Adecco is a good example of a European niche service company doing well, and our holding here contributed strongly.


Far East

In contrast with the brighter picture in Europe, the economies of the Pacific Basin continue to be in poor shape. In Japan a range of problems plagued the economy--some external, some self-induced. A large proportion of Japanese exports goes to the Pacific region and the collapse in demand here has been unhelpful. However, the most important factor is probably poor consumer sentiment with rising unemployment becoming a real source of concern, and corporate bankruptcies at unprecedented levels simply add to the gloom. Foreign governments, particularly the U.S., have tried to persuade Japan to ease fiscal policy, but Prime Minister Hashimoto, who was the author of the ill-fated rising consumption tax last year, has found it politically difficult to reverse his position.

To see the real extent of Japan's problems, one need look no further than the banking sector. Following the bubble years of the late 1980s, Japan's banks became overextended and are now saddled with substantial bad loans particularly in the real estate sector. For a long time the Japanese authorities seemed to deny the problems facing Japanese banks, whereas resolute action earlier might have avoided the trauma now engulfing the financial sector. Last November there was a series of unprecedented bankruptcies of which Hokkaido Takushoku (Japan's tenth-largest bank) and Yamaichi Securities (one of Japan's "big four" brokers) were the most prominent. Japanese bond yields recently reached an all-time low of 1.3% but, although the economy is awash with money, there is a worsening credit crunch as Japanese banks rein in their lending. As bank lending declined, the scarcity of long-term capital resulted in lower capital equipment orders, and corporate expenditure programs have been put on hold.

        [OUR STRATEGY HAS BEEN TO UNDERWEIGHT THE JAPANESE MARKET . . .]

The stock market started the year well with investors optimistic that the worst of the banking crisis was over and that the economy should now improve. More recently, however, prices slipped as the news on the economy remained unremittingly poor. Our strategy has been to underweight the Japanese market in general and bias our selections toward the international blue chips, such as Sony, NEC, and Canon, which remain well managed and internationally competitive and offer reasonable valuations compared with the overall market.

Turning to Southeast Asia, stock markets seem to have shrugged off the crisis and performed better in February and March. However, we know from the Mexican experience that the secondary effects of a massive currency devaluation may be slow to emerge but are very traumatic when they eventually arrive. IMF-led reforms are slow to have an effect whereas rapidly rising inflation--which we are now seeing in the worst-hit Asian economies--is socially and financially disruptive.

Capturing the headlines at the moment is the social unrest in Indonesia but countries such as South Korea, Malaysia, and Thailand are also struggling to bring their economies under control.

-------------------------------------------------------
 INDUSTRY DIVERSIFICATION
-------------------------------------------------------

                           Percent of Net Assets
                           10/31/97      4/30/98
-------------------------------------------------------
  Services                    26.2%       26.9%
 .......................................................
  Finance                     16.6        21.0
 .......................................................
  Consumer Goods              19.7        19.7
 .......................................................
  Capital Equipment           13.7        11.3
 .......................................................
  Energy                      11.7        10.8
 .......................................................
  Materials                    5.4         4.1
 .......................................................
  Multi-industry               3.1         2.7
 .......................................................
  All Other                    0.2         0.1
 .......................................................
  Reserves                     3.4         3.4
-------------------------------------------------------
  Total                     100.0%      100.0%

Asia's financial crisis was certainly damaging but not all the economies were affected equally by a mix of currency devaluation and financial collapse. There has been a slowdown in China, but the Chinese reminbi and the Hong Kong dollar have been stable as the authorities managed to avoid a competitive devaluation with the rest of the region. Singapore saw its dollar drift a little against the U.S. dollar but continued to show the economic and political stability that makes it such an important regional financial center. Our investment strategy for the region has been to avoid almost completely the worst-hit economies, but we still have small positions in Hong Kong, Singapore, and Australia that we believe have good long-term potential.


Latin America

The stock markets of Latin America have been in a more somber mood this year. To some degree, they still carry the emerging market label and are therefore affected when such markets generally perform poorly. Fiscal reform in Brazil seemed to slow down earlier in the year although recent signs have been more encouraging. Indeed, the abolition of lifetime employment for civil servants was a significant achievement. The other key issue in Brazil was the large privatization program where Telebras, the national telecommunications company and a core holding for us, is playing a central role. We believe this program will provide more evidence that telecommunications is a growth business in Brazil and will confirm that Telebras looks inexpensive compared with similar companies throughout the world.

In Mexico, the market was unexciting, but the economy itself made progress and inflation is in slow but steady decline. The immediate problem was a deterioration in the trade balance, partly caused by a weak oil price, but a lower peso should help matters here.



INVESTMENT POLICY AND OUTLOOK

Our investment strategy has been based on a geographical allocation of about two-thirds of assets in Europe, just over one-fifth in the Pacific, and the balance in Latin America with a small cash reserve. Compared with the EAFE Index, Europe is slightly underweighted, the Pacific rather more underweighted, and the Latin American markets are not part of the index. While some competitors have extremely high European exposure, we believe our own strategy makes more sense given recent frothiness in Europe and the depressed conditions of the Pacific markets, Japan in particular.

We are also maintaining our bias toward quality growth stocks even though a number of them trailed the index during this strong bull run in Europe. We believe that the virtues of steady growth will be more apparent particularly if the prospects for worldwide economic growth moderate from here. We still have great confidence in the long-term future of Latin America and believe that other emerging markets, such as those in Eastern Europe, should be increasingly represented in the portfolio.

Looking back, there was a remarkable divergence in performance between the stock markets of the U.S. and Europe on one hand and those of the Pacific and Latin America on the other. This divergence looks unsustainable over the longer term and Europe, in particular, looks due for some form of correction. Therefore, we believe our more broadly diversified regional diversification and accent on growth stocks will continue to reward investors over time.



Respectfully submitted,

/s/ Martin G. Wade

Martin G. Wade
President

May 22, 1998

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        4/30/98
     ---------------------------------------------------------------------------

     National Westminster Bank, United Kingdom                             2.5%
     ...........................................................................
     Royal Dutch Petroleum, Netherlands                                    2.1
     ...........................................................................
     Novartis, Switzerland                                                 1.8
     ...........................................................................
     SmithKline Beecham, United Kingdom                                    1.8
     ...........................................................................
     ING Groep, Netherlands                                                1.7
     ---------------------------------------------------------------------------

     Nestle, Switzerland                                                   1.6
     ...........................................................................
     Wolters Kluwer, Netherlands                                           1.6
     ...........................................................................
     Diageo, United Kingdom                                                1.4
     ...........................................................................
     Glaxo Wellcome, United Kingdom                                        1.3
     ...........................................................................
     Telecomunicacoes Brasileiras (Telebras), Brazil                       1.3
     ---------------------------------------------------------------------------

     Roche Holdings, Switzerland                                           1.3
     ...........................................................................
     Shell Transport & Trading, United Kingdom                             1.3
     ...........................................................................
     Kingfisher, United Kingdom                                            1.2
     ...........................................................................
     Eaux Cie Generale, France                                             1.2
     ...........................................................................
     Reed International, United Kingdom                                    1.1
     ---------------------------------------------------------------------------

     Orkla, Norway                                                         1.1
     ...........................................................................
     Telecom Italia, Italy                                                 1.0
     ...........................................................................
     Pinault Printemps, France                                             1.0
     ...........................................................................
     Canon, Japan                                                          1.0
     ...........................................................................
     Kredietbank, Belgium                                                  0.9
     ---------------------------------------------------------------------------

     Total, France                                                         0.9
     ...........................................................................
     Unilever, Netherlands                                                 0.9
     ...........................................................................
     Telecom Italia Mobile, Italy                                          0.9
     ...........................................................................
     Astra, Sweden                                                         0.9
     ...........................................................................
     NEC, Japan                                                            0.8
     ---------------------------------------------------------------------------

     Total                                                                32.6%

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


                                Lipper
                         International     International
           MSCI EAFE     Funds Average        Stock Fund

4/30/88        10000             10000             10000
4/89           11130             11269             11753
4/90            9700             12083             12692
4/91           10156             12416             13357
4/92            9326             13015             14203
4/93           11383             14137             15480
4/94           13312             17441             19157
4/95           14095             17550             19518
4/96           15750             20353             23026
4/97           15656             22008             24663
4/98           18667             26895             28821

                             [GRAPH APPEARS HERE]


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


     Periods Ended 4/30/98           1 Year    3 Years   5 Years    10 Years
     ---------------------------------------------------------------------------
     International Stock Fund        16.86%     13.88%    13.24%      11.17%
     ...........................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
Unaudited

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                           6 Months      Year                             10 Months++      Year
                              Ended     Ended                                   Ended     Ended
                            4/30/98  10/31/97  10/31/96  10/31/95  10/31/94  10/31/93  12/31/92
NET ASSET VALUE
Beginning of period        $  14.14  $  13.47  $  12.09  $  12.84  $  11.74  $   8.89  $   9.54
                          .........................................................................
Investment activities
 Net investment income         0.10      0.19      0.19      0.18      0.09      0.10      0.14
 Net realized and
 unrealized gain (loss)        1.88      0.86      1.57     (0.19)     1.30      2.75     (0.47)
                          .........................................................................
 Total from
 investment activities         1.98      1.05      1.76     (0.01)     1.39      2.85     (0.33)
                          .........................................................................
Distributions
 Net investment income        (0.20)    (0.18)    (0.18)    (0.12)    (0.09)       --     (0.16)
 Net realized gain            (0.55)    (0.20)    (0.20)    (0.62)    (0.20)       --     (0.16)
                          .........................................................................
 Total distributions          (0.75)    (0.38)    (0.38)    (0.74)    (0.29)       --     (0.32)
                          .........................................................................
NET ASSET VALUE
End of period              $  15.37  $  14.14  $  13.47  $  12.09  $  12.84  $  11.74  $   8.89
                          -------------------------------------------------------------------------


Ratios/Supplemental Data

Total return                  14.80%     7.90%    14.87%     0.38%    12.03%    32.06%    (3.47)%
 ...................................................................................................
Ratio of expenses to
average net assets             0.85%+    0.85%     0.88%     0.91%     0.96%     1.01%+    1.05%
 ...................................................................................................
Ratio of net investment
income to average
net assets                     1.36%+    1.33%     1.58%     1.56%     1.11%     1.52%+    1.49%
 ...................................................................................................
Portfolio turnover rate         6.3%     15.8%     11.6%     17.8%     22.9%     29.8%+    37.8%
 ...................................................................................................
Average commission
rate paid                  $ 0.0047  $ 0.0019  $ 0.0020  $      -  $      -  $      -  $      -
 ...................................................................................................
Net assets, end of period
(in millions)              $ 10,707  $ 10,005  $  8,776  $  6,386  $  6,206  $  3,746  $  1,950


+    Annualized.
++   The fund's fiscal year-end was changed to 10/31.

The accompanying notes are an integral part of these financial statements.

11
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 1998


------------------------
PORTFOLIO OF INVESTMENTS                              Shares/Par         Value
--------------------------------------------------------------------------------
                                                                    In thousands


ARGENTINA  0.9%

Common Stocks  0.9%
Banco de Galicia Buenos Aires (Class B) ADR (USD)        320,744  $      7,858
 ................................................................................
Banco Frances del Rio de la Plata ADR (USD)              351,620        10,219
 ................................................................................
Perez Companc (Class B)                                2,307,027        13,867
 ................................................................................
Telefonica de Argentina (Class B) ADR (USD)              599,410        23,115
 ................................................................................
YPF Sociedad Anonima (Class D) ADR (USD)               1,253,442        43,714
 ................................................................................
Total Argentina (Cost $73,753)                                          98,773
                                                                  ..............


AUSTRALIA  2.2%

Common Stocks  2.1%
Australian Gas Light Company                           2,779,902        20,692
 ................................................................................
Brambles Industries                                      511,000        10,536
 ................................................................................
Broken Hill Proprietary                                2,039,147        19,950
 ................................................................................
Colonial Limited *                                       112,299           395
 ................................................................................
Commonwealth Bank of Australia                         1,767,106        21,219
 ................................................................................
Fosters Brewing Group                                  2,436,000         5,307
 ................................................................................
Goodman Fielder                                        4,149,000         6,441
 ................................................................................
John Fairfax Holdings                                  5,444,000         9,942
 ................................................................................
Lend Lease                                               725,444        16,656
 ................................................................................
National Australia Bank                                  829,086        11,789
 ................................................................................
News Corporation                                       3,291,334        22,069
 ................................................................................
Publishing & Broadcasting                              2,540,850        12,148
 ................................................................................
Tabcorp Holdings                                       2,378,000        12,951
 ................................................................................
Telstra, Installment Receipts, 11/17/98                5,653,693        13,275
 ................................................................................
Westpac Bank                                           3,074,000        20,652
 ................................................................................
Woodside Petroleum                                     2,158,000        14,118
 ................................................................................
                                                                       218,140
                                                                  ..............

Preferred Stocks  0.1%

News Corporation                                       1,546,434         8,715
 ................................................................................
Sydney Harbour Casino Holdings                         8,305,000         5,905
 ................................................................................
                                                                        14,620
                                                                  ..............
Total Australia (Cost $189,986)                                        232,760
                                                                  ..............


12
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                           Shares/Par         Value
-------------------------------------------------------------------------------------
                                                                       In thousands
     BELGIUM  1.5%

     Common Stocks  1.5%

     Dexia                                                     85,972  $     11,781
     ................................................................................
     Generale de Banque                                        68,207        39,406
     ................................................................................
     Generale de Banque, VVPR Strip *                           5,601             1
     ................................................................................
     Kredietbank                                              168,772        95,224
     ................................................................................
     UCB                                                        2,709        12,953
     ................................................................................
     Total Belgium (Cost $74,020)                                           159,365
                                                                       ..............


     BRAZIL  3.3%

     Common Stocks  0.5%

     Companhia Siderurgica Nacional                        97,300,000         3,046
     ................................................................................
     Eletrobras                                           370,895,530        15,242
     ................................................................................
     Eletrobras ADR (USD)                                     106,277         2,205
     ................................................................................
     Pao de Acucar GDS (USD)                                  345,830         9,208
     ................................................................................
     Telecomunicacoes de Sao Paulo *                        4,095,886         1,069
     ................................................................................
     Unibanco GDR (USD)                                       421,960        16,773
     ................................................................................
     White Martins                                          1,645,831         2,389
     ................................................................................
                                                                             49,932
                                                                       ..............
     Preferred Stocks  2.8%

     Banco Bradesco                                     1,370,562,854        12,583
     ................................................................................
     Banco Itau                                            16,287,000        10,966
     ................................................................................
     Brahma                                                18,014,535        11,735
     ................................................................................
     Brasmotor                                             21,197,000         2,938
     ................................................................................
     Cia Cimento Portland Itau                             18,159,000         4,128
     ................................................................................
     Cia Energetica Minas Gerais                          262,919,692        12,759
     ................................................................................
     Cia Energetica Minas Gerais ADR, Sponsored,

        Nonvoting (USD)                                       313,562        15,051
     ................................................................................
     Cia Tecidos Norte de Minas                            13,940,000         3,413
     ................................................................................
     Encorpar *                                            13,940,000            38
     ................................................................................
     Pao de Acucar GDS (USD)                                   21,100           562
     ................................................................................
     Petrol Brasileiros                                    98,218,189        24,906
     ................................................................................
     Telecomunicacoes Brasileiras ADR (USD)                 1,163,133       141,684
     ................................................................................
     Telecomunicacoes de Minas Gerais (Class B)            45,529,804         7,027
     ................................................................................
     Telecomunicacoes de Sao Paulo                         98,621,744        33,545
     ................................................................................
     Telecomunicacoes do Rio de Janeiro                    46,020,886         7,243
     ................................................................................
     Usiminas                                               1,255,028         8,230
     ................................................................................

         13
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--------------------------------------------------------------------------------

                                                           Shares/Par         Value
-------------------------------------------------------------------------------------
                                                                       In thousands

     Usiminas ADR (USD)                                     1,223,659  $      8,566
     ................................................................................
                                                                            305,374
                                                                       ..............
     Total Brazil (Cost $218,978)                                           355,306
                                                                       ..............


     CANADA  0.3%

     Common Stocks  0.3%
     Alcan Aluminum                                           500,630        16,245
     ................................................................................
     Royal Bank of Canada                                     185,920        11,103
     ................................................................................
     Total Canada (Cost $15,537)                                             27,348
                                                                       ..............


     CHILE  0.2%

     Common Stocks  0.2%
     Chilectra ADR (144a) (USD)                               306,640         8,548
     ................................................................................
     Compania Cervecerias Unidas ADS (USD)                    160,311         4,429
     ................................................................................
     Empresa Nacional de Electricidad Chile ADR (USD)         285,724         4,982
     ................................................................................
     Enersis ADS (USD)                                        192,495         5,666
     ................................................................................
     Santa Isabel ADR (USD) *                                  61,595         1,016
     ................................................................................
     Total Chile (Cost $22,167)                                              24,641
                                                                       ..............


     CHINA  0.3%

     Common Stocks  0.3%
     Huaneng Power International (Class N) ADR (USD) *      1,251,000        27,522
     ................................................................................
     Total China (Cost $23,637)                                              27,522
                                                                       ..............


     CZECH REPUBLIC  0.1%

     Common Stocks  0.1%
     SPT Telecom *                                             35,764         5,201
     ................................................................................
     Total Czech Republic (Cost $3,397)                                       5,201
                                                                       ..............


     DENMARK  0.3%

     Common Stocks  0.3%
     Den Danske Bank                                          138,950        16,853
     ................................................................................
     Tele Danmark (Class B)                                    60,017         5,043
     ................................................................................
     Unidanmark (Class A)                                     121,329        10,195
     ................................................................................
     Total Denmark (Cost $15,310)                                            32,091
                                                                       ..............

              14
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--------------------------------------------------------------------------------


                                                           Shares/Par         Value
-------------------------------------------------------------------------------------
                                                                       In thousands
     FINLAND  0.4%

     Common Stocks  0.4%
     Nokia (Class A)                                          598,684  $     40,120
     ................................................................................
     Total Finland (Cost $6,928)                                             40,120
                                                                       ..............


     FRANCE  9.4%

     Common Stocks  9.4%
     AXA                                                      485,860        57,065
     ................................................................................
     Accor                                                     64,013        17,454
     ................................................................................
     Alcatel Alsthom                                          284,334        52,742
     ................................................................................
     Canal Plus                                                92,520        16,084
     ................................................................................
     Carrefour                                                 51,458        29,491
     ................................................................................
     Cie de St. Gobain                                        260,578        43,437
     ................................................................................
     Credit Commercial de France                              193,904        15,484
     ................................................................................
     Danone                                                   180,370        42,610
     ................................................................................
     Dexia France, Bearer                                      65,532         7,937
     ................................................................................
     Dexia France, Registered 1999++                           55,140         6,678
     ................................................................................
     Dexia France, Registered 2000++                           76,168         9,225
     ................................................................................
     Eaux Cie Generale                                        702,052       130,576
     ................................................................................
     Elf Aquitaine                                            292,965        38,454
     ................................................................................
     GTM Entrepose                                             75,850         5,981
     ................................................................................
     LVMH                                                      41,160         8,477
     ................................................................................
     L'Oreal                                                   34,948        16,686
     ................................................................................
     Lafarge                                                  151,890        14,353
     ................................................................................
     Lafarge, New *                                            12,657         1,162
     ................................................................................
     Lapeyre                                                  175,400        13,335
     ................................................................................
     Legrand                                                   79,363        20,993
     ................................................................................
     Pathe                                                     50,590        11,008
     ................................................................................
     Pinault Printemps                                        140,646       104,777
     ................................................................................
     Primagaz                                                   7,718           666
     ................................................................................
     Sanofi                                                   443,739        53,816
     ................................................................................
     Schneider                                                744,562        55,740
     ................................................................................
     Societe Generale                                         171,494        35,720
     ................................................................................
     Sodexho Alliance                                         333,136        61,019
     ................................................................................
     Television Francaise                                     274,397        38,574
     ................................................................................
     Total (Class B)                                          794,134        94,461
     ................................................................................
     Total France (Cost $637,503)                                         1,004,005
                                                                       ..............


              15
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--------------------------------------------------------------------------------


                                                           Shares/Par         Value
-------------------------------------------------------------------------------------
                                                                       In thousands
     GERMANY  6.2%

     Common Stocks and Warrants  5.8%
     Allianz                                                  161,010      $ 49,526
     ................................................................................
     Bayer                                                    857,942        38,151
     ................................................................................
     Bayerische Hypotheken und Wechsel Bank                   687,547        39,233
     ................................................................................
     Bayerische Vereinsbank                                   513,827        39,084
     ................................................................................
     Bilfinger & Berger                                       259,250         8,740
     ................................................................................
     Buderus                                                   16,705         7,847
     ................................................................................
     Commerzbank                                              302,980        11,683
     ................................................................................
     Deutsche Bank                                            777,548        59,836
     ................................................................................
     Deutsche Telekom                                       1,424,918        36,049
     ................................................................................
     Dresdner Bank                                            687,352        37,192
     ................................................................................
     Dresdner Bank, Warrants, 4/30/02 *                       603,525        15,134
     ................................................................................
     Gehe                                                     936,492        48,532
     ................................................................................
     Hoechst                                                  321,230        12,958
     ................................................................................
     Hornbach Baumarkt                                         63,890         2,919
     ................................................................................
     Mannesmann                                                35,365        28,063
     ................................................................................
     Rhoen Klinikum                                           169,688        17,730
     ................................................................................
     SAP                                                      132,900        62,949
     ................................................................................
     Siemens                                                  335,512        19,631
     ................................................................................
     Veba                                                   1,000,746        66,138
     ................................................................................
     Volkswagen                                                20,661        16,452
     ................................................................................
                                                                            617,847
                                                                       ..............
     Preferred Stocks  0.4%
     Fielmann                                                 104,076         2,914
     ................................................................................
     Fresenius                                                 56,550        13,566
     ................................................................................
     Hornbach Holdings                                        121,630        11,793
     ................................................................................
     SAP                                                       37,799        18,852
     ................................................................................
                                                                             47,125
                                                                       ..............
     Total Germany (Cost $465,451)                                          664,972
                                                                       ..............


     HONG KONG  2.1%

     Common Stocks and Warrants  2.1%
     CLP Holdings                                           3,975,000        19,090
     ................................................................................
     Cheung Kong Holdings                                   2,008,000        13,350
     ................................................................................
     Dao Heng Bank Group                                    5,522,000        16,325
     ................................................................................
     HSBC Holdings                                            402,000        11,470
     ................................................................................

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--------------------------------------------------------------------------------


                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands


Hang Seng Bank                                         1,719,000  $     14,480
 ................................................................................
Henderson Land Development                             3,997,000        17,854
 ................................................................................
Hong Kong and China Gas                                9,002,400        12,261
 ................................................................................
Hong Kong and China Gas, Warrants, 9/30/99 *             409,200            33
 ................................................................................
Hong Kong Land Holdings (USD)                          5,105,058         7,198
 ................................................................................
Hutchison Whampoa                                      7,799,000        48,228
 ................................................................................
New World Development                                  7,178,720        20,435
 ................................................................................
Sun Hung Kai Properties                                3,303,000        19,615
 ................................................................................
Swire Pacific (Class A)                                4,971,500        24,838
 ................................................................................
Total Hong Kong (Cost $271,373)                                        225,177
                                                                  ..............


INDIA  0.3%

Common Stocks  0.3%

Mahanagar Telephone GDR (USD) *                          970,000        15,641
 ................................................................................
State Bank of India GDR (USD)                          1,042,500        19,808
 ................................................................................
Total India (Cost $26,351)                                              35,449
                                                                  ..............


ITALY  5.0%

Common Stocks  5.0%

Assicurazioni Generali                                 1,420,652        42,748
 ................................................................................
Banca Commerciale Italiana                             2,289,000        11,578
 ................................................................................
Banca di Roma *                                       18,998,000        35,018
 ................................................................................
Credito Italiano                                      14,165,666        74,453
 ................................................................................
ENI                                                    9,593,855        64,425
 ................................................................................
Gucci Group (USD)                                        283,571        13,204
 ................................................................................
IMI                                                    1,605,507        26,285
 ................................................................................
Industrie Natuzzi ADR (USD)                              382,210         9,818
 ................................................................................
Istituto Nazionale delle Assicurazioni                 4,470,000        13,362
 ................................................................................
Italgas                                                2,340,093        10,833
 ................................................................................
Mediolanum                                               989,265        29,655
 ................................................................................
Rinascente                                               745,400         7,469
 ................................................................................
Telecom Italia *                                      14,413,445       107,815
 ................................................................................
Telecom Italia Mobile                                 16,083,182        91,704
 ................................................................................
Total Italy (Cost $311,150)                                            538,367
                                                                  ..............


17
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

JAPAN  15.9%

Common Stocks  15.9%

Advantest                                                175,560  $     11,807
 ................................................................................
Alps Electric                                          1,498,000        15,621
 ................................................................................
Amada                                                  2,624,000        10,608
 ................................................................................
Canon                                                  4,423,000       104,609
 ................................................................................
Citizen Watch                                          1,319,000         8,870
 ................................................................................
DDI                                                        5,040        12,758
 ................................................................................
Daifuku                                                  512,000         2,023
 ................................................................................
Daiichi Pharmaceutical                                 2,923,000        41,943
 ................................................................................
DaiNippon Screen Manufacturing                         2,310,000        10,735
 ................................................................................
Daiwa House                                            2,383,000        19,267
 ................................................................................
Denso                                                  3,965,000        68,161
 ................................................................................
East Japan Railway                                         6,688        33,354
 ................................................................................
Fanuc                                                    520,600        19,197
 ................................................................................
Hitachi                                                4,687,000        33,610
 ................................................................................
Hitachi Zosen                                          2,267,000         3,460
 ................................................................................
Honda Motor                                              307,000        11,135
 ................................................................................
Inax                                                   1,209,000         4,476
 ................................................................................
Ito-Yokado                                             1,098,000        56,833
 ................................................................................
Kao                                                    2,069,000        30,408
 ................................................................................
Kokuyo                                                 1,207,000        20,703
 ................................................................................
Komatsu                                                2,472,000        11,208
 ................................................................................
Komori                                                 1,058,000        17,988
 ................................................................................
Kuraray                                                2,802,000        23,671
 ................................................................................
Kyocera                                                  981,000        51,444
 ................................................................................
Makita                                                 1,719,000        18,705
 ................................................................................
Marui                                                  2,882,000        45,514
 ................................................................................
Matsushita Electric Industrial                         4,127,000        66,112
 ................................................................................
Mitsubishi                                             2,932,000        22,155
 ................................................................................
Mitsubishi Heavy Industries                           12,315,000        45,597
 ................................................................................
Mitsui Fudosan                                         5,991,000        54,686
 ................................................................................
Murata Manufacturing                                   1,236,000        36,238
 ................................................................................
NEC                                                    7,717,000        86,885
 ................................................................................
National House Industrial                                691,000         5,613
 ................................................................................
Nippon Telephone & Telecom                                 3,447        30,214
 ................................................................................
Nomura Securities                                      4,252,000        51,889
 ................................................................................


18
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands


Pioneer Electronic                                     1,508,000  $     24,727
 ................................................................................
Sangetsu                                                 272,000         3,473
 ................................................................................
Sankyo                                                 2,814,000        69,744
 ................................................................................
Sega Enterprises                                         399,250         6,637
 ................................................................................
Sekisui Chemical                                       3,907,000        21,463
 ................................................................................
Sekisui House                                          2,379,000        18,588
 ................................................................................
Seven Eleven Japan                                       338,000        22,603
 ................................................................................
Sharp                                                  1,588,000        12,479
 ................................................................................
Shin-Etsu Chemical                                     2,252,000        43,903
 ................................................................................
Shiseido                                               1,548,000        20,412
 ................................................................................
Sony                                                   1,015,900        84,518
 ................................................................................
Sumitomo                                               4,849,000        27,847
 ................................................................................
Sumitomo Electric Industries                           5,983,000        71,295
 ................................................................................
Sumitomo Forestry                                      1,508,000         8,831
 ................................................................................
TDK                                                      986,000        77,932
 ................................................................................
Teijin                                                 2,025,000         5,784
 ................................................................................
Tokio Marine & Fire Insurance                          1,246,000        13,558
 ................................................................................
Tokyo Electronics                                        570,000        22,397
 ................................................................................
Tokyo Steel Manufacturing                              1,227,000         5,405
 ................................................................................
Toppan Printing                                        2,317,000        27,540
 ................................................................................
Uny                                                    1,252,000        20,151
 ................................................................................
Yurtec                                                   552,000         2,941
 ................................................................................
Total Japan (Cost $2,021,344)                                        1,699,725
                                                                  ..............


MALAYSIA  0.2%

Common Stocks  0.2%

Berjaya Sports Toto                                    3,504,000         8,314
 ................................................................................
Tanjong                                                6,651,000        15,156
 ................................................................................
Total Malaysia (Cost $32,689)                                           23,470
                                                                  ..............


MEXICO  2.0%

Common Stocks  2.0%

Cemex *                                                    4,000            20
 ................................................................................
Cemex (Class B) *                                      1,534,044         9,208
 ................................................................................
Cemex ADS (USD) *                                        351,000         3,466
 ................................................................................
Cemex ADS (144a) (USD) *                               1,714,463        16,930
 ................................................................................

19
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--------------------------------------------------------------------------------


                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands


Cifra (Class V) ADR (USD)                                149,307  $      2,613
 ................................................................................
Fomentos Economico Mexicano (Class B) *                2,145,684        15,890
 ................................................................................
Gruma (Class B) *                                      2,242,108         5,151
 ................................................................................
Gruma (Class B) ADS (144a) (USD) *                       539,554         5,025
 ................................................................................
Grupo Financiero Banamex (Class B) *                   2,844,595         8,873
 ................................................................................
Grupo Financiero Banamex (Class L) *                     144,991           371
 ................................................................................
Grupo Financiero Bancomer (Class B) GDS (USD) *           72,250           984
 ................................................................................
Grupo Financiero Bancomer (Class L)                       53,515            25
 ................................................................................
Grupo Industrial Maseca (Class B)                      6,373,007         4,599
 ................................................................................
Grupo Modelo (Class C)                                 1,382,316        13,073
 ................................................................................
Grupo Televisa ADR (USD) *                               432,566        17,735
 ................................................................................
Kimberly-Clark Mexico (Class A)                        3,617,309        17,767
 ................................................................................
Panamerican Beverages (Class A) (USD)                    694,742        27,703
 ................................................................................
TV Azteca ADR (USD)                                      571,700        10,648
 ................................................................................
Telefonos de Mexico (Class L) ADR (USD)                  931,222        52,730
 ................................................................................
Total Mexico (Cost $195,595)                                           212,811
                                                                  ..............


NETHERLANDS  10.2%

Common Stocks and Warrants  10.2%

ABN Amro Holdings                                      2,153,498        52,449
 ................................................................................
ASM Lithography *                                        113,780        10,330
 ................................................................................
Ahold                                                    885,026        27,601
 ................................................................................
Akzo Nobel                                                62,104        12,635
 ................................................................................
Baan Company *                                           309,398        13,555
 ................................................................................
Baan Company (USD) *                                     401,780        17,829
 ................................................................................
CSM                                                      819,769        44,355
 ................................................................................
Elsevier                                               5,116,742        77,254
 ................................................................................
Fortis Amev                                              991,427        58,010
 ................................................................................
ING Groep                                              2,626,180       170,693
 ................................................................................
ING Groep, Warrants, 3/15/01 *                           800,732        14,508
 ................................................................................
Koninklijke PTT Nederland                                307,817        15,908
 ................................................................................
Numico                                                   583,420        19,494
 ................................................................................
Otra                                                     180,960         3,314
 ................................................................................
Philips Electronics                                      289,570        25,515
 ................................................................................
Polygram                                               1,155,254        47,695
 ................................................................................
Royal Dutch Petroleum                                  3,978,922       219,618
 ................................................................................
Unilever                                               1,296,196        92,269
 ................................................................................


20
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands


Wolters Kluwer *                                       1,298,882  $    169,811
 ................................................................................
                                                                     1,092,843
                                                                  ..............
Preferred Stocks  0.0%
ING Groep                                                 70,540           346
 ................................................................................
                                                                           346
                                                                  ..............
Total Netherlands (Cost $656,526)                                    1,093,189
                                                                  ..............


NEW ZEALAND  0.3%

Common Stocks  0.3%

Fletcher Challenge Building                            3,071,869         6,211
 ................................................................................
Fletcher Challenge Energy                              2,224,904         7,589
 ................................................................................
Telecom Corporation of New Zealand                     3,026,628        14,375
 ................................................................................
Telecom Corporation of New Zealand,
    Installment Receipts, 3/31/99 *                      999,000         2,680
 ................................................................................
Total New Zealand (Cost $32,844)                                        30,855
                                                                  ..............


NORWAY  1.9%

Common Stocks  1.9%

Bergesen (Class A)                                       198,750         4,318
 ................................................................................
Norsk Hydro                                            1,493,586        74,514
 ................................................................................
Orkla (Class A)                                          972,476       115,290
 ................................................................................
Saga Petroleum (Class B)                                 314,380         5,608
 ................................................................................
Total Norway (Cost $111,667)                                           199,730
                                                                  ..............


PANAMA  0.0%

Common Stocks  0.0%

Banco Latinoamericano de Exportaciones (Class E) (USD)   95,636          3,419
 ................................................................................
Total Panama (Cost $4,722)                                               3,419
                                                                  ..............


PERU  0.1%

Common Stocks  0.1%

Credicorp (USD)                                          250,404         4,194
 ................................................................................
Telefonica del Peru (Class B)                          1,033,003         2,274
 ................................................................................
Telefonica del Peru (Class B) ADR (USD)                  210,866         4,666
 ................................................................................
Total Peru (Cost $10,175)                                               11,134
                                                                  ..............

21
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--------------------------------------------------------------------------------


                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

PORTUGAL  0.4%

Common Stocks  0.4%

Jeronimo Martins                                       1,018,630  $     47,623
 ................................................................................
Total Portugal (Cost $9,293)                                            47,623
                                                                  ..............


RUSSIA  0.1%

Common Stocks  0.1%

Lukoil ADR (USD)                                          76,550         5,224
 ................................................................................
Rao Gazprom ADS (USD) *                                  426,330         7,866
 ................................................................................
Total Russia (Cost $13,004)                                             13,090
                                                                  ..............


SINGAPORE  0.5%

Common Stocks  0.5%

Overseas Union Bank                                    2,343,600         8,886
 ................................................................................
Singapore Press                                        2,159,808        23,884
 ................................................................................
Singapore Telecommunications                           4,996,000         8,587
 ................................................................................
United Overseas Bank                                   2,212,154        10,484
 ................................................................................
Total Singapore (Cost $72,300)                                          51,841
                                                                  ..............


SOUTH KOREA  0.1%

Common Stocks and Rights  0.1%

Samsung Electronic                                       203,649        11,276
 ................................................................................
Samsung Electronic, Rights, 6/2/98 *                      16,202           313
 ................................................................................
Total South Korea (Cost $23,683)                                        11,589
                                                                  ..............


SPAIN  2.7%

Common Stocks and Rights  2.7%

Argentaria Banca de Espana                               266,214        22,199
 ................................................................................
Banco Bilbao Vizcaya                                     404,180        20,806
 ................................................................................
Banco Popular Espanol                                    287,005        23,556
 ................................................................................
Banco Santander                                        1,223,654        64,678
 ................................................................................
Empresa Nacional de Electricidad                       1,511,160        36,712
 ................................................................................
Gas Natural                                              298,791        19,148
 ................................................................................
Iberdrola                                              1,731,659        27,856
 ................................................................................
Repsol                                                   409,800        22,468
 ................................................................................

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands


Telefonica de Espana                                   1,282,730  $     53,566
 ................................................................................
Telefonica de Espana, Rights, 5/7/98 *                 1,282,730         1,011
 ................................................................................
Total Spain (Cost $138,218)                                            292,000
                                                                  ..............


SWEDEN  3.6%

Common Stocks  3.6%

ABB (Class A)                                          1,888,340        30,611
 ................................................................................
Astra (Class B)                                        4,607,851        91,657
 ................................................................................
Atlas Copco (Class B)                                  1,061,958        31,274
 ................................................................................
Electrolux (Class B)                                     568,433        52,864
 ................................................................................
Esselte (Class B)                                        299,610         6,850
 ................................................................................
Granges                                                  275,121         5,011
 ................................................................................
Hennes and Mauritz                                     1,258,505        65,510
 ................................................................................
Nordbanken Holding                                     8,534,334        62,833
 ................................................................................
Sandvik (Class A)                                        175,000         5,052
 ................................................................................
Sandvik (Class B)                                        945,420        27,232
 ................................................................................
Scribona (Class B)                                       233,080         2,980
 ................................................................................
Total Sweden (Cost $197,151)                                           381,874
                                                                  ..............


SWITZERLAND  7.3%

Common Stocks  7.3%

ABB                                                       32,170        52,741
 ................................................................................
Adecco                                                   132,562        57,866
 ................................................................................
Credit Suisse Group                                      269,495        59,269
 ................................................................................
Nestle                                                    88,126       170,907
 ................................................................................
Novartis                                                 118,929       196,564
 ................................................................................
Roche Holdings *                                          13,686       138,684
 ................................................................................
Schweizerischer Bankverein                               154,046        53,488
 ................................................................................
Union Bank of Switzerland                                 33,650        54,181
 ................................................................................
Total Switzerland (Cost $454,425)                                      783,700
                                                                  ..............


THAILAND  0.2%

Common Stocks  0.2%

Thai Farmers Bank                                      7,594,000        17,389
 ................................................................................
Total Thailand (Cost $17,809)                                           17,389
                                                                  ..............

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

UNITED KINGDOM  18.5%

Common Stocks  18.5%

Abbey National                                         3,451,700  $     64,838
 ................................................................................
Asda Group                                            11,158,000        37,375
 ................................................................................
BG                                                     3,530,270        18,896
 ................................................................................
British Petroleum                                      2,909,500        45,990
 ................................................................................
Cable & Wireless                                       6,764,050        77,502
 ................................................................................
Cadbury Schweppes                                      4,697,793        68,640
 ................................................................................
Caradon                                                8,429,238        27,494
 ................................................................................
Centrica *                                             3,295,040         5,718
 ................................................................................
Compass Group                                          2,239,000        38,669
 ................................................................................
David S. Smith                                         4,107,120        15,457
 ................................................................................
Diageo                                                12,966,305       155,183
 ................................................................................
Electrocomponents                                      2,590,000        25,257
 ................................................................................
GKN                                                      504,000        14,568
 ................................................................................
Glaxo Wellcome                                         5,084,710       143,738
 ................................................................................
Heywood Williams Group                                 1,034,875         4,414
 ................................................................................
Hillsdown Holdings                                     2,471,000         7,399
 ................................................................................
John Laing (Class A)                                   1,797,000        10,761
 ................................................................................
Kingfisher                                             7,207,733       130,992
 ................................................................................
Ladbroke Group                                         5,012,940        27,503
 ................................................................................
National Westminster Bank                             13,504,780       270,170
 ................................................................................
Rank Group                                             5,453,825        35,305
 ................................................................................
Reed International                                    13,461,860       120,132
 ................................................................................
Rio Tinto                                              3,509,900        50,491
 ................................................................................
Rolls Royce                                            2,669,925        12,460
 ................................................................................
Safeway                                                6,287,920        37,496
 ................................................................................
Shell Transport & Trading                             18,198,000       135,685
 ................................................................................
SmithKline Beecham                                    16,409,280       195,840
 ................................................................................
Tesco                                                  5,478,395        51,592
 ................................................................................
Tomkins                                               14,251,430        83,911
 ................................................................................
United News & Media                                    5,070,430        68,783
 ................................................................................
Total United Kingdom (Cost $1,163,473)                               1,982,259
                                                                  ..............

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands


VENEZUELA  0.1%

Common Stocks  0.1%

Compania Anonima Nacional Telefonos
 ................................................................................
       de Venezuela (Class D) ADR (USD)                  293,224  $      9,823
 ................................................................................
Total Venezuela (Cost $8,403)                                            9,823
                                                                  ..............


SHORT-TERM INVESTMENTS  2.5%

Money Market Funds  2.4%

Reserve Investment Fund, 5.65%+                      261,697,292       261,697
 ................................................................................
                                                                       261,697
                                                                  ..............

Other  0.1%

Morgan Stanley Group VR, MTN, 5.954%, 5/18/98         10,000,000        10,001
 ................................................................................
                                                                        10,001
                                                                  ..............
Total Short-term Investments (Cost $271,698)                           271,698
                                                                  ..............


Total Investments in Securities

99.1% of Net Assets (Cost $7,790,560)                             $ 10,608,316


Other Assets Less Liabilities                                           98,357
                                                                  ..............

--------------------------------------------------------------------------------
 NET ASSETS                                                       $ 10,706,673
--------------------------------------------------------------------------------




   * Non-income producing
   + Affiliated company
  ++ Securities contain some restrictions as to public resale - total of such securities at April 30, 1998 amounts to 0.1% of net assets.
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at April 30, 1998 amounts to 0.3% of net assets.
 ADR American depository receipt
 ADS American depository share GDR Global depository receipt
 GDS Global depository share
 MTN Medium-term note
 USD U.S. dollar
  VR Variable rate
VVPR Entitles holders to a reduced rate of foreign withholding tax


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 1998


-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

     Assets

     Investments in securities, at value (cost $7,790,560)           $ 10,608,316
     Securities lending collateral pool                                 2,654,719
     Other assets                                                         198,367
                                                                     ............
     Total assets                                                      13,461,402
                                                                     ............

     Liabilities

     Securities lending collateral                                      2,654,719
     Other liabilities                                                    100,010
                                                                     ............
     Total liabilities                                                  2,754,729
                                                                     ............

     NET ASSETS                                                      $ 10,706,673
                                                                     ------------
     Net Assets Consist of:
     Accumulated net investment income - net of distributions        $     61,900
     Accumulated net realized gain/loss - net of distributions             57,740
     Net unrealized gain (loss)                                         2,817,527
     Paid-in-capital applicable to 696,514,879 shares of
     $0.01 par value capital stock outstanding;
     2,000,000,000 shares of the Corporation authorized                 7,769,506
                                                                     ............

     NET ASSETS                                                      $ 10,706,673
                                                                     ------------

     NET ASSET VALUE PER SHARE                                       $      15.37
                                                                     ------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
Unaudited


-----------------------
STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------
In thousands

                                                                          6 Months
                                                                             Ended
                                                                           4/30/98
     Investment Income
     Income
       Dividend (net of foreign taxes of $12,103)                     $    100,487
       Interest                                                             10,572
                                                                      ..............
       Total income                                                        111,059
                                                                      ..............
     Expenses
       Investment management                                                33,788
       Shareholder servicing                                                 7,034
       Custody and accounting                                                1,541
       Prospectus and shareholder reports                                      468
       Registration                                                             52
       Legal and audit                                                          21
       Directors                                                                10
       Miscellaneous                                                            26
                                                                      ..............
       Total expenses                                                       42,940
                                                                      ..............
      Net investment income                                                 68,119
                                                                      ..............

     Realized and Unrealized Gain (Loss)
     Net realized gain (loss)
       Securities                                                           97,056
       Foreign currency transactions                                        (3,708)
                                                                      ..............
       Net realized gain (loss)                                             93,348
                                                                      ..............
     Change in net unrealized gain or loss
       Securities                                                        1,244,149
       Other assets and liabilities
       denominated in foreign currencies                                      (484)
                                                                      ..............
       Change in net unrealized gain or loss                             1,243,665
                                                                      ..............
     Net realized and unrealized gain (loss)                             1,337,013
                                                                      ..............

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                           $  1,405,132
                                                                      --------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
Unaudited


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------
In thousands


                                                           6 Months           Year
                                                              Ended          Ended
                                                            4/30/98       10/31/97
     Increase (Decrease) in Net Assets
     Operations
       Net investment income                            $    68,119    $   133,615
       Net realized gain (loss)                              93,348        365,480
       Change in net unrealized gain or loss              1,243,665        185,530
                                                        ............................
       Increase (decrease) in net assets from operations  1,405,132        684,625
                                                        ............................
     Distributions to shareholders
       Net investment income                               (138,108)      (118,692)
       Net realized gain                                   (379,734)      (131,885)
                                                        ............................
       Decrease in net assets from distributions           (517,842)      (250,577)
                                                        ............................

     Capital share transactions *
       Shares sold                                        1,398,542      3,077,870
       Distributions reinvested                             485,426        232,168
       Shares redeemed                                   (2,069,755)    (2,514,652)
                                                        ............................
       Increase (decrease) in net assets from capital
       share transactions                                  (185,787)       795,386
                                                        ............................
     Net Assets
     Increase (decrease) during period                      701,503      1,229,434
     Beginning of period                                 10,005,170      8,775,736
                                                        ............................
     End of period                                      $10,706,673    $10,005,170
                                                        ----------------------------
    *Share information
       Shares sold                                           97,314        212,623
       Distributions reinvested                              36,307         17,059
       Shares redeemed                                     (144,810)      (173,550)
                                                        ............................
       Increase (decrease) in shares outstanding            (11,189)        56,132

The accompanying notes are an integral part of these financial statements.

         28
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T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 1998


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on May 9, 1980.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which approximates fair value.

     Investments in open-end mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At April 30, 1998, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. Treasury securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At April 30, 1998, the value of loaned securities was $2,818,892,000; aggregate collateral consisted of $2,654,719,000 in the securities lending collateral pool and U.S. Treasury securities valued at $266,783,000.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $623,804,000 and $1,303,917,000, respectively, for the six months ended April 30, 1998.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At April 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $7,790,560,000, and net unrealized gain aggregated $2,817,756,000, of which $3,449,793,000 related to appreciated investments and $632,037,000 to depreciated investments.



NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $5,937,000 was payable at April 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $4,630,000 for the six months ended April 30, 1998, of which $837,000 was payable at period-end.

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund and Spectrum Growth Fund held approximately 6.3% of the outstanding shares of the International Stock Fund at April 30, 1998. For the six months then ended, the fund was allocated $702,000 of Spectrum expenses, $83,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 1998, totaled $4,706,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended April 30, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $133,364,000 with certain affiliates of the manager and paid commissions of $315,000 related thereto.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


     INVESTMENT SERVICES AND INFORMATION


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

          In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.


     AUTOMATED 24-HOUR SERVICES

          Tele*Access(R) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

          Internet. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and Discount Brokerage accounts (with preauthorized access).


     ACCOUNT SERVICES

          Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

          Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


          Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

          Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.


     DISCOUNT BROKERAGE*

          Investments Available You can trade stocks, bonds, options, precious metals, mutual funds, and other securities at a savings over regular commission rates.

          To Open an Account Call a shareholder service representative for more information.


     INVESTMENT INFORMATION

          Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

          Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

          T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

          Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

          Insights This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

          Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.



          *A division of T. Rowe Price Investment Services, Inc. Member
           NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
 ................................................................................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS
 ................................................................................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond


International/Global

Emerging Markets Bond
Global Bond+
International Bond

MONEY MARKET FUNDS++
 ................................................................................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ................................................................................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ................................................................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


  *  Formerly named Equity Index.
 ** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***  Closed to new investors.
  +  Formerly named Global Government Bond.
 ++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE DISCOUNT BROKERAGE
--------------------------------------------------------------------------------


     DISCOUNT BROKERAGE

     A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC


          This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities--stocks, bonds, options, and others--as well as mutual funds at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:


          Automated Telephone and Internet Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs provide additional savings on commissions.**

          Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

          Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.


 * Based on an April 1998 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary by size of order.
** Discount applies to our current commission schedule. All trades subject to a $35 minimum commission except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

For yield, price, last transaction,             Investor Centers:
current balance, or to conduct                  101 East Lombard St.
transactions, 24 hours, 7 days                  Baltimore, MD 21202
a week, call Tele*Access(R):
1-800-638-2587 toll free                        T. Rowe Price
                                                Financial Center
For assistance                                  10090 Red Run Blvd.
with your existing                              Owings Mills, MD 21117
fund account, call:
Shareholder Service Center                      Farragut Square
1-800-225-5132 toll free                        900 17th Street, N.W.
410-625-6500 Baltimore area                     Washington, D.C. 20006

To open a Discount Brokerage                    ARCO Tower
account or obtain information,                  31st Floor
call: 1-800-638-5660 toll free                  515 South Flower St.
                                                Los Angeles, CA 90071
Internet address:
www.troweprice.com                              4200 West Cypress St.
                                                10th Floor
T. Rowe Price Associates                        Tampa, FL 33607
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price International Stock Fund.(R)









[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.